EXHIBIT 10.2

                                   ASSIGNMENT
                                   ----------


         This Assignment is made, effective as of the 30th day of August, 2002, by and between EnerNow Technologies, Inc. (f/k/a Inprimis Technologies, Inc.), a Florida corporation, with offices at 1601 Clint Moore Road, Boca Raton, Florida 33487 (the "Assignor"), and Ener1 Technologies, Inc., a Florida corporation, with offices at 1601 Clint Moore Road, Boca Raton, Florida 33487 (the "Assignee).

         Whereas, the Assignor has entered into that certain License and Royalty Agreement with Ener1 Group, Inc. (the "Licensor"), executed on January 23, 2002 (a copy of which is attached hereto as Attachment 1, such agreement being referred to herein as the "License"), which provides for the license from the Licensor to the Assignor of the "Licensed Technology," as described in Exhibit A to the License; and

         Whereas, the Assignor wishes to assign all of its rights and obligations in the License to the Assignee; and

         Whereas, the terms of the License provide that the Assignor may assign the License to an affiliate of the Assignor without the Licensor's consent, and the Assignee is an affiliate of the Assignor.

         Now, therefore, in consideration of premises, the mutual covenants and conditions herein, and for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Assignment. The Assignor hereby assigns to the Assignee the License and all of the Assignor's rights and obligations thereunder, and the Assignee hereby accepts such assignment and assumes all of the obligations of the Assignor under the License.

         2. Headings. The section and other headings contained herein are for convenience or reference only, and are not intended to define, limit, or describe the scope or intent of any provision of this Agreement.

         4. Severability. Except as expressly provided to the contrary elsewhere in this Agreement, each section, part, term and/or provision of this Agreement shall be considered severable and shall be construed as independent of any other section, part, term and/or provision of this Agreement. If, for any reason, all or any part of any section, part, term and/or provision herein is held invalid, unenforceable, or in conflict with any applicable law by a court or properly convened arbitrators having valid jurisdiction in an unappealable final decision to which the parties to this Agreement may be bound, such shall not impair the operation of, or have any effect upon, any other section, part, term and/or provision of this Agreement, which will remain valid and enforceable, and continue to be given full force and effect and bind the parties hereto, and said invalid sections, parts, terms and/or provisions shall be deemed limited by construction in scope and effect to the minimum extent possible to render the same valid and enforceable.

         5. Further Assurances. Except as expressly set forth herein to the contrary, the parties, without further consideration, hereby covenant and agree to execute such documents, and to take such further action as may be necessary to further the purposes of this Agreement and otherwise act in good faith and deal fairly hereunder.

         6. Waivers. No failure by any party hereto to insist upon the strict performance of any covenant, agreement, term, or condition of this Agreement, or to exercise any right or remedy consequent upon the breach thereof, shall constitute a waiver of any such breach or any subsequent breach of such covenant, agreement, term, or condition. No covenant, agreement, term, or condition of this Agreement, and no breach thereof, shall be waived, altered or modified except by written instrument signed by the party to be charged therewith. No waiver of any breach of any covenant, agreement, term, or provision of this Agreement shall effect or alter the Agreement, and each and every covenant, agreement, term, and condition of this Agreement shall continue in full force and effect.

         7. Counterparts. This Agreement may be executed in counterparts, with each of such counterparts being deemed an original and all such counterparts constituting a whole.

         8. Choice of Law and Forum. This Agreement has been entered into in the State of Florida, and validity, interpretation, enforcement, and legal effect of this Agreement shall be governed by the laws of Florida, as it applies to a contract executed, delivered, and performed solely in such state with respect to the determination of any claim, dispute, or disagreement that arises out of the interpretation, performance, or breach of this Agreement. Any such claim, dispute, or disagreement shall be heard by a court of competent jurisdiction in the State of Florida, and all parties hereby consent to personal jurisdiction in the State of Florida for any such claim, dispute, or disagreement, or any attempt to recover losses, relating to this Agreement.

         9. Integration and Modification. This Agreement constitutes the complete and entire agreement of the parties hereto and supersedes all prior representations, proposals, discussion, whether oral or in writing. This Agreement may be modified solely through a written document executed by the parties to this Agreement, with the same formalities as were used in the execution of this Agreement. The parties agree that any attempt to modify this Agreement orally or by conduct shall be ineffective.

         10. Fully Enforceable. This Agreement is fully enforceable and there are no facts or law known to either party that would affect the enforceability thereof.

         Wherefore, the parties have executed this Agreement, effective as of the date first entered above.

EnerNow Technologies, Inc., f/k/a
Inprimis Technologies, Inc.                    Ener1 Technologies, Inc.

By: ______________________                     By: _______________________
Name:  Larry Light                             Name: Peter Novak
Title: President                               Title: Vice President

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
                                  ATTACHMENT 1
                                  ------------

                      COPY OF LICENSE AND ROYALTY AGREEMENT
            BETWEEN ENER1 GROUP, INC. AND INPRIMIS TECHNOLOGIES, INC.

                              [See attached pages.]
































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
                                   ASSIGNMENT
                                   ----------

         This Assignment is made, effective as of the 30th day of August, 2002, by and between Ener1 Group, Inc. (f/k/a Ener1 Holdings, Inc.), a Florida corporation, with offices at 550 West Cypress Creek Road, Suite 120, Fort Lauderdale, Florida 33309 (the "Assignor"), and Vector Energy Corporation, a Florida corporation, with offices at 550 West Cypress Creek Road, Suite 120, Fort Lauderdale, Florida 33309 (the "Assignee).

         Whereas, the Assignor has entered into that certain License and Royalty Agreement with Inprimis Technologies, Inc. (the "Licensee"), executed on January 23, 2002 (a copy of which is attached hereto as Attachment 1, such agreement being referred to herein as the "License"), which provides for the license from the Assignee to the Licensee of the "Licensed Technology," as described in Exhibit A to the License; and

         Whereas, the Assignor wishes to assign all of its rights and obligations in the License to the Assignee; and

         Whereas, the terms of the License provide that the Assignor may assign the License to an affiliate of the Assignor without the Licensee's consent, and the Assignee is an affiliate of the Assignor.

         Now, therefore, in consideration of premises, the mutual covenants and conditions herein, and for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Assignment. The Assignor hereby assigns to the Assignee the License and all of the Assignor's rights and obligations thereunder, and the Assignee hereby accepts such assignment and assumes all of the obligations of the Assignor under the License.

         2. Headings. The section and other headings contained herein are for convenience or reference only, and are not intended to define, limit, or describe the scope or intent of any provision of this Agreement.

         4. Severability. Except as expressly provided to the contrary elsewhere in this Agreement, each section, part, term and/or provision of this Agreement shall be considered severable and shall be construed as independent of any other section, part, term and/or provision of this Agreement. If, for any reason, all or any part of any section, part, term and/or provision herein is held invalid, unenforceable, or in conflict with any applicable law by a court or properly convened arbitrators having valid jurisdiction in an unappealable final decision to which the parties to this Agreement may be bound, such shall not impair the operation of, or have any effect upon, any other section, part, term and/or provision of this Agreement, which will remain valid and enforceable, and continue to be given full force and effect and bind the parties hereto, and said invalid sections, parts, terms and/or provisions shall be deemed limited by construction in scope and effect to the minimum extent possible to render the same valid and enforceable.

         5. Further Assurances. Except as expressly set forth herein to the contrary, the parties, without further consideration, hereby covenant and agree to execute such documents, and to take such further action as may be necessary to further the purposes of this Agreement and otherwise act in good faith and deal fairly hereunder.

         6. Waivers. No failure by any party hereto to insist upon the strict performance of any covenant, agreement, term, or condition of this Agreement, or to exercise any right or remedy consequent upon the breach thereof, shall constitute a waiver of any such breach or any subsequent breach of such covenant, agreement, term, or condition. No covenant, agreement, term, or condition of this Agreement, and no breach thereof, shall be waived, altered or modified except by written instrument signed by the party to be charged therewith. No waiver of any breach of any covenant, agreement, term, or provision of this Agreement shall effect or alter the Agreement, and each and every covenant, agreement, term, and condition of this Agreement shall continue in full force and effect.

         7. Counterparts. This Agreement may be executed in counterparts, with each of such counterparts being deemed an original and all such counterparts constituting a whole.

         8. Choice of Law and Forum. This Agreement has been entered into in the State of Florida, and validity, interpretation, enforcement, and legal effect of this Agreement shall be governed by the laws of Florida, as it applies to a contract executed, delivered, and performed solely in such state with respect to the determination of any claim, dispute, or disagreement that arises out of the interpretation, performance, or breach of this Agreement. Any such claim, dispute, or disagreement shall be heard by a court of competent jurisdiction in the State of Florida, and all parties hereby consent to personal jurisdiction in the State of Florida for any such claim, dispute, or disagreement, or any attempt to recover losses, relating to this Agreement.

         9. Integration and Modification. This Agreement constitutes the complete and entire agreement of the parties hereto and supersedes all prior representations, proposals, discussion, whether oral or in writing. This Agreement may be modified solely through a written document executed by the parties to this Agreement, with the same formalities as were used in the execution of this Agreement. The parties agree that any attempt to modify this Agreement orally or by conduct shall be ineffective.

         10. Fully Enforceable. This Agreement is fully enforceable and there are no facts or law known to either party that would affect the enforceability thereof.

         Wherefore, the parties have executed this Agreement, effective as of the date first entered above.

Ener1 Group, Inc.                            Vector Energy Corporation

By: ______________________                   By: _______________________
Name: Mike Zoi                               Name: Peter Novak
Title:President                              Title: President

                                  ATTACHMENT 1
                                  ------------

                      COPY OF LICENSE AND ROYALTY AGREEMENT
            BETWEEN ENER1 GROUP, INC. AND INPRIMIS TECHNOLOGIES, INC.

                              [See attached pages.]






























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